UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend
and Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

August 31, 2012

	Number of	Value
	Shares	(U.S. $)
❖Common Stock – 59.16%
Consumer Discretionary – 7.58%
Bayerische Motoren Werke	13,422	$973,582
†DIRECTV	2,250	117,203
Don Quijote	43,500	1,584,192
Genuine Parts	10,800	682,128
Hyundai Home Shopping Network	9,042	917,128
Mattel	18,500	650,090
Nitori Holdings	7,054	706,436
PPR	8,514	1,330,258
Publicis Groupe	22,033	1,143,763
Sumitomo Rubber Industries	61,461	749,764
Techtronic Industries	1,050,500	1,595,535
Toyota Motor	55,005	2,174,624
Yue Yuen Industrial Holdings	519,500	1,500,371
		14,125,074
Consumer Staples – 7.12%
Archer-Daniels-Midland	18,700	500,225
*†Aryzta	47,431	2,333,039
Carlsberg Class B	15,853	1,372,960
Coca-Cola Amatil	122,757	1,736,337
ConAgra Foods	39,000	979,290
Greggs	107,397	836,936
Kimberly-Clark	11,900	994,840
Kraft Foods Class A	24,300	1,009,179
Lorillard	7,400	928,774
*Safeway	55,700	871,705
TESCO	318,609	1,702,817
		13,266,102
Diversified REITs – 0.44%
*Champion REIT	125,000	55,119
*Investors Real Estate Trust	10,260	85,671
Lexington Reality Trust	32,170	301,754
*Mapletree Logistics Trust	70,000	62,340
Nieuwe Steen Investments	89	742
*Orix JREIT	17	77,742
Stockland	70,059	230,183
Vornado Realty Trust	128	10,390
		823,941
Energy – 5.78%
Chevron	6,400	717,824
CNOOC	843,000	1,595,580
ConocoPhillips	9,000	511,110
Marathon Oil	18,200	506,324
Royal Dutch Shell ADR	14,300	1,032,317
Spectra Energy	22,400	633,024
Subsea 7	70,335	1,616,729
Total	38,803	1,938,167
*Total ADR	19,800	987,228
Transocean	14,600	715,838
Williams	15,600	503,412
		10,757,553

Financials – 5.83%
Allstate	25,900	965,552
AXA	98,208	1,422,011
Bank of New York Mellon	21,700	489,118
*Fifth Street Finance	29,454	308,972
Gallagher (Arthur J.)	23,000	821,560
*Home Loan Servicing Solution	24,295	380,217
Marsh & McLennan	19,300	659,481
Mitsubishi UFJ Financial Group	391,328	1,779,558
Nordea Bank	147,703	1,366,041
Nordea Bank FDR	36,812	340,143
Solar Capital	8,100	187,353
Standard Chartered	57,662	1,273,998
Travelers	13,300	861,042
		10,855,046
Healthcare – 7.35%
Abbott Laboratories	10,400	681,616
†Alliance HealthCare Services	8,445	11,485
AstraZeneca ADR	14,700	687,813
Baxter International	9,200	539,856
Bristol-Myers Squibb	23,400	772,434
Johnson & Johnson	12,200	822,646
*Meda Class A	82,996	818,349
Merck	28,500	1,226,925
Novartis	30,902	1,821,097
Pfizer	44,760	1,067,974
Sanofi	23,258	1,903,270
Sanofi ADR	18,000	737,100
Teva Pharmaceutical Industries ADR	65,600	2,596,448
		13,687,013
Healthcare REITs – 0.27%
HCP	1,100	50,446
Health Care REIT	1,875	109,575
Ventas	5,342	349,848
		509,869
Hotel REITs – 0.43%
Ashford Hospitality Trust	61,800	511,704
DiamondRock Hospitality	17,600	169,312
LaSalle Hotel Properties	1,200	32,700
Summit Hotel Properties	9,300	79,236
		792,952
Industrial REITs – 0.90%
BWP Trust	60,000	122,744
*DCT Industrial Trust	16,877	106,663
†First Industrial Realty Trust	53,909	695,426
Goodman Group	49,447	203,844
ProLogis	385	13,155
STAG Industrial	35,063	539,620
		1,681,452
Industrials – 7.01%
Alstom	40,598	1,445,856
Cie de Saint-Gobain	17,200	590,166
Copa Holdings Class A	8,700	675,381
†Delta Air Lines	6	52
Deutsche Post	91,365	1,775,205
East Japan Railway	30,661	2,052,292
†Flextronics International	7,400	49,802
ITOCHU	151,202	1,533,555
Koninklijke Philips Electronics	19,393	445,966
Northrop Grumman	9,500	635,455
Raytheon	17,500	989,100
Teleperformance	77,000	1,905,357

Waste Management	28,000	968,240
		13,066,427
Information Technology – 3.19%
Automatic Data Processing	14,100	818,928
*Canon ADR	18,900	629,181
†CGI Group Class A	101,891	2,660,318
Intel	44,000	1,092,520
Microsoft	24,000	739,680
		5,940,627
Mall REITs – 0.84%
General Growth Properties	14,518	298,780
Macerich	389	23,173
Pennsylvania Real Estate Investment Trust	8,500	133,620
*Rouse Properties	748	10,397
Simon Property Group	6,908	1,096,300
		1,562,270
Manufactured Housing REIT – 0.09%
Equity Lifestyle Properties	2,478	170,387
		170,387
Materials – 4.79%
†AuRico Gold	184,251	1,280,235
duPont (E.I.) deNemours	11,400	567,150
Lafarge	14,580	695,423
MeadWestvaco	20,100	578,076
=∏†PT Holdings	100	1
Rexam	364,972	2,455,932
Rio Tinto	25,961	1,127,597
Yamana Gold	129,764	2,219,223
		8,923,637
Mixed REITs – 0.64%
*Digital Realty Trust	10,200	760,002
Duke Realty	11,447	165,982
*Dupont Fabros Technology	2,500	68,900
Liberty Property Trust	4,797	176,913
PS Business Parks	400	27,268
		1,199,065
Mortgage REITs – 0.29%
Chimera Investment	17,000	43,180
Starwood Property Trust	20,900	492,195
		535,375
Multifamily REITs – 0.49%
Apartment Investment & Management	15,728	416,477
Associated Estates Realty	1,300	19,773
BRE Properties	1,000	49,920
Camden Property Trust	5,109	354,718
Equity Residential	1,200	72,480
		913,368
Office REITs – 0.74%
*Alstria Office REIT	33,657	369,294
Boston Properties	100	11,213
Brandywine Realty Trust	2,300	28,060
Commonwealth Property Office Fund	105,000	111,741
*Government Properties Income Trust	4,752	107,348
Link REIT	33,000	147,216
Mack-Cali Realty	11,500	307,050
SL Green Realty	3,679	296,527
		1,378,449
Real Estate Management & Development – 0.13%
Cyrela Brazil Realty	4,100	34,155
Mitsubishi Estate	11,549	202,552
*Renhe Commercial Holdings	264,000	10,722
		247,429

Self-Storage REITs – 0.17%
Extra Space Storage	4,555	155,371
Public Storage	1,150	167,394
		322,765
Shopping Center REITs – 0.83%
∏Charter Hall Retail REIT	71,117	255,704
Corio	2,685	114,336
Equity One	1,500	31,800
First Capital Realty	2,922	57,056
Kimco Realty	12,857	261,254
Ramco-Gershenson Properties Trust	19,634	254,457
Regency Centers	900	44,100
Unibail-Rodamco	1,399	285,374
Westfield Group	16,989	173,951
Westfield Retail Trust	21,112	63,039
		1,541,071
Single Tenant REIT – 0.18%
*National Retail Properties	10,537	327,279
		327,279
Specialty REITs – 0.29%
Entertainment Properties Trust	8,736	398,273
Plum Creek Timber	1,520	62,214
Potlatch	1,730	62,384
Rayonier	450	22,046
		544,917
Telecommunications – 2.33%
AT&T	29,000	1,062,560
=†Century Communications	125,000	0
CenturyLink	15,800	667,708
*France Telecom ADR	900	12,510
†GeoEye	600	16,098
Mobile TeleSystems ADR	54,000	994,140
Verizon Communications	15,100	648,394
Vodafone Group	326,843	941,915
		4,343,325
Utilities – 1.45%
American Water Works	800	29,496
Edison International	11,700	512,343
†GenOn Energy	150	380
National Grid	122,709	1,331,713
National Grid ADR	12,500	680,875
NorthWestern	3,800	139,080
		2,693,887
Total Common Stock (cost $104,962,097)		110,209,280

Convertible Preferred Stock – 2.57%
*Apache 6.00% exercise price $109.12, expiration date 8/1/13	3,700	181,337
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	10,874	606,226
El Paso Energy Capital Trust I 4.75% exercise price $41.59, expiration date 3/31/28	1,950	106,665
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	835	894,702
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17	954	529,470
MetLife 5.00% exercise price $44.27 expiration date 9/4/13	8,450	569,868
PPL 9.50% exercise price $28.80, expiration date 7/1/13	12,600	693,378
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	3,605	384,608
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	695	831,220
Total Convertible Preferred Stock (cost $4,948,380)		4,797,474

Exchange-Traded Fund – 0.62%
iPATH S&P 500 VIX Short-Term Futures	100,000	1,151,000
Total Exchange-Traded Fund (cost $1,178,000)		1,151,000

		Principal Amount°
Agency Collateralized Mortgage Obligations – 0.17%
Fannie Mae REMICs
Series 2001-50 BA 7.00% 10/25/41	USD	104,046	111,715
Series 2003-122 4.50% 2/25/28		32,962	33,394
Freddie Mac
Series 2557 WE 5.00% 1/15/18		59,084	63,359
Series 3131 MC 5.50% 4/15/33		40,000	41,241
Series 3173 PE 6.00% 4/15/35		65,000	68,491
Total Agency Collateralized Mortgage Obligations (cost $302,540)			318,200

Agency Mortgage-Backed Securities – 1.03%
•Fannie Mae ARM
2.392% 10/1/36		7,255	7,763
2.528% 10/1/36		10,547	11,281
2.784% 4/1/36		12,212	13,049
4.269% 11/1/35		14,535	15,555
4.704% 3/1/38		17,296	18,423
6.176% 4/1/36		39,760	42,800
Fannie Mae S.F. 15 yr
4.00% 11/1/25		144,142	156,816
5.50% 1/1/23		27,941	30,554
Fannie Mae S.F. 15 yr TBA
2.50% 9/1/27		49,000	50,899
2.50% 10/1/27		80,000	82,950
3.00% 9/1/27		8,000	8,439
3.00% 10/1/27		5,000	5,266
Fannie Mae S.F. 30 yr
5.00% 10/1/35		52,331	57,406
6.50% 6/1/36		21,961	25,066
6.50% 10/1/36		15,707	17,848
6.50% 12/1/37		26,338	30,101
Fannie Mae S.F. 30 yr TBA 3.50% 9/1/42		65,000	68,910
Freddie Mac 6.00% 1/1/17		13,150	13,423
•Freddie Mac ARM
2.641% 7/1/36		10,332	11,103
5.821% 10/1/36		21,433	23,072
Freddie Mac S.F. 15 yr
5.00% 6/1/18		10,289	11,081
5.00% 12/1/22		53,946	58,552
Freddie Mac S.F. 30 yr
5.00% 1/1/34		480,000	525,418
7.00% 11/1/33		35,792	42,348
9.00% 9/1/30		47,456	52,503
GNMA I S.F. 30 yr
7.50% 1/15/32		57,817	70,862
7.50% 12/15/23		72,556	79,229
9.50% 9/15/17		59,274	68,223
12.00% 5/15/15		24,801	27,238
GNMA II S.F. 30 yr
6.00% 11/20/28		66,365	75,245
6.50% 2/20/30		183,832	213,047
Total Agency Mortgage-Backed Securities (cost $1,754,315)			1,914,470

Commercial Mortgage-Backed Securities – 0.47%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37		75,000	79,552
BAML Mortgage
Series 2005-1 A3 4.877% 11/10/42		10,418	10,411
•Series 2005-6 A4 5.366% 9/10/47		180,000	202,145
•Bear Stearns Commercial Mortgage Securities Series 2006-PW12 A4 5.893% 9/11/38		25,000	28,751
•tCommercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44		95,000	105,671

Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	60,000	64,255
Series 2005-GG4 A4A 4.751% 7/10/39	115,000	124,921
•Series 2006-GG6 A4 5.553% 4/10/38	10,000	11,285
•JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP3 A4A 4.936% 8/15/42	35,000	38,657
•Morgan Stanley Capital I Series 2007-T27 A4 5.823% 6/11/42	160,000	187,978
#Timberstar Trust Series 2006-1A A 144A 5.668% 10/15/36	25,000	28,135
Total Commercial Mortgage-Backed Securities (cost $708,850)		881,761

Convertible Bonds – 12.93%
Basic Industry – 0.18%
Steel Dynamics 5.125% exercise price $17.55, expiration date 6/15/14	314,000	336,373
		336,373
Capital Goods – 1.28%
AAR
1.75% exercise price $28.75, expiration date 1/1/26	215,000	215,269
#144A 1.75% exercise price $28.75, expiration date 1/1/26	90,000	90,113
L-3 Communications Holdings 3.00% exercise price $92.17, expiration date 8/1/35	868,000	865,830
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	1,245,000	1,223,212
		2,394,424
Communications – 1.31%
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28 expiration date 4/27/18	538,000	381,980
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	576,000	421,920
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	826,000	780,570
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	308,000	301,070
SBA Communications 4.00% exercise price $30.38, expiration date 7/22/14	274,000	554,165
		2,439,705
Consumer Cyclical – 1.17%
ϕArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	1,063,000	782,634
International Game Technology 3.25% exercise price $19.97 expiration date 5/1/14	493,000	517,034
Pantry 3.00% exercise price $50.09, expiration date 11/15/12	871,000	875,355
		2,175,023
Consumer Non-Cyclical – 2.08%
*Alere 3.00% exercise price $43.98, expiration date 5/15/16	705,000	648,599
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	197,000	130,513
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	513,000	470,678
LifePoint Hospitals 3.50% exercise price $51.79, expiration date 5/15/14	870,000	931,987
Medtronic 1.625% exercise price $53.13, expiration date 4/15/13	346,000	348,595
Mylan 3.75% exercise price $13.32, expiration date 9/10/15	261,000	487,418
NuVasive
2.25% exercise price $44.74, expiration date 3/15/13	111,000	110,723
2.75% exercise price $42.13, expiration date 6/30/17	786,000	740,804
		3,869,317
Energy – 0.83%
*Chesapeake Energy 2.50% exercise price $51.14, expiration date 5/15/37	341,000	305,621
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	691,000	744,552
Transocean 1.50% exercise price $158.97, expiration date 12/15/37	491,000	494,683
		1,544,856
Financials – 1.53%
#Ares Capital 144A 5.75% exercise price $19.13, expiration date 2/1/16	561,000	594,660
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	365,000	327,588
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	1,027,000	1,032,135
PHH 4.00% exercise price $25.80, expiration date 9/1/14	867,000	891,926
		2,846,309
Industrials – 0.32%
ϕGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	584,000	594,220
		594,220
Real Estate – 0.27%
#Lexington Realty Trust 144A 6.00% exercise price $7.01, expiration date 1/11/30	358,000	506,570
		506,570
Services – 1.16%
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	1,435,000	1,408,094

MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	752,000	761,400
		2,169,494
Technology – 2.80%
Advanced Micro Devices
6.00% exercise price $28.08, expiration date 4/30/15	898,000	917,082
#144A 6.00% exercise price $28.08, expiration date 4/30/15	31,000	31,659
*Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25	729,000	717,153
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	517,000	546,728
ϕHologic 2.00% exercise price $31.17, expiration date 2/27/42	281,000	273,975
Intel 3.25% exercise price $22.20, expiration date 8/1/39	384,000	499,680
Linear Technology 3.00% exercise price $42.72 expiration date 5/1/27	959,000	1,009,347
SanDisk 1.50% exercise price $52.37 expiration date 8/11/17	529,000	588,513
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	424,000	640,240
		5,224,377
Total Convertible Bonds (cost $23,023,150)		24,100,668

Corporate Bonds – 43.21%
Automobiles – 1.30%
American Axle & Manufacturing
*7.75% 11/15/19	55,000	60,431
7.875% 3/1/17	225,000	234,281
*ArvinMeritor
8.125% 9/15/15	281,000	292,591
10.625% 3/15/18	85,000	88,506
Chrysler Group 8.25% 6/15/21	715,000	757,900
Dana Holding 6.75% 2/15/21	119,000	128,818
Ford Motor Credit 12.00% 5/15/15	245,000	306,863
#International Automotive Components Group 144A 9.125% 6/1/18	290,000	279,488
#Jaguar Land Rover 144A 8.125% 5/15/21	260,000	277,550
		2,426,428
Banking – 0.90%
Abbey National Treasury Services 4.00% 4/27/16	30,000	30,528
Bank of America
3.75% 7/12/16	10,000	10,489
*3.875% 3/22/17	10,000	10,547
5.70% 1/24/22	10,000	11,330
BB&T 3.95% 3/22/22	5,000	5,407
City National 5.25% 9/15/20	15,000	16,183
•Fifth Third Capital Trust IV 6.50% 4/15/37	5,000	5,019
•#HBOS Capital Funding 144A 6.071% 6/29/49	659,000	484,496
HSBC Holdings 4.00% 3/30/22	25,000	26,856
JPMorgan Chase 2.00% 8/15/17	50,000	50,445
KeyCorp 5.10% 3/24/21	20,000	23,086
Lloyds TSB Bank 4.20% 3/28/17	15,000	15,926
Morgan Stanley 6.375% 7/24/42	10,000	10,165
PNC Funding
5.125% 2/8/20	30,000	35,556
5.625% 2/1/17	35,000	40,224
•Regions Financial Trust II 6.625% 5/15/47	720,000	698,399
Santander Holdings USA 4.625% 4/19/16	10,000	10,071
SunTrust Banks 3.50% 1/20/17	15,000	15,933
*SVB Financial Group 5.375% 9/15/20	25,000	27,589
US Bancorp 2.95% 7/15/22	5,000	5,048
•USB Capital IX 3.50% 10/29/49	80,000	68,275
Wachovia
•0.825% 10/15/16	10,000	9,590
5.25% 8/1/14	20,000	21,526
5.625% 10/15/16	35,000	40,337
Zions Bancorporation
4.50% 3/27/17	5,000	5,232
7.75% 9/23/14	5,000	5,465
		1,683,722

Basic Industry – 5.49%
*AK Steel 7.625% 5/15/20	221,000	196,690
Alcoa
5.40% 4/15/21	15,000	15,513
6.75% 7/15/18	15,000	17,125
#APERAM 144A 7.75% 4/1/18	225,000	187,875
ArcelorMittal
6.50% 2/25/22	5,000	4,865
10.10% 6/1/19	20,000	22,828
Barrick Gold 3.85% 4/1/22	30,000	31,201
Barrick North America Finance 4.40% 5/30/21	5,000	5,415
Cabot
2.55% 1/15/18	15,000	15,278
3.70% 7/15/22	5,000	5,130
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	309,000	304,365
CF Industries 6.875% 5/1/18	20,000	24,250
CONSOL Energy 8.25% 4/1/20	300,000	324,750
Domtar 4.40% 4/1/22	10,000	10,101
Dow Chemical 8.55% 5/15/19	34,000	45,958
#Essar Steel Algoma 144A 9.875% 6/15/15	303,000	245,430
*#FMG Resources August 2006 144A
6.875% 2/1/18	115,000	109,969
6.875% 4/1/22	275,000	254,031
Freeport-McMoRan Copper & Gold 3.55% 3/1/22	15,000	14,932
Georgia-Pacific 8.00% 1/15/24	30,000	41,075
#HD Supply 144A 11.00% 4/15/20	355,000	391,388
Headwaters 7.625% 4/1/19	310,000	310,775
Hexion US Finance
8.875% 2/1/18	45,000	45,563
9.00% 11/15/20	172,000	147,920
Immucor 11.125% 8/15/19	275,000	308,688
*#Ineos Group Holdings 144A 8.50% 2/15/16	940,000	890,649
#Inmet Mining 144A 8.75% 6/1/20	300,000	309,750
Interface 7.625% 12/1/18	205,000	221,400
International Paper
4.75% 2/15/22	25,000	28,178
9.375% 5/15/19	5,000	6,786
#JMC Steel Group 144A 8.25% 3/15/18	305,000	313,388
#Kinove German Bondco 144A 9.625% 6/15/18	320,000	339,200
*#Longview Fibre Paper & Packaging 144A 8.00% 6/1/16	305,000	317,200
Lyondellbasell Industries 5.75% 4/15/24	485,000	551,688
#MacDermid 144A 9.50% 4/15/17	396,000	415,800
#Masonite International 144A 8.25% 4/15/21	370,000	389,425
Millar Western Forest Products 8.50% 4/1/21	225,000	165,375
Momentive Performance Materials
*9.00% 1/15/21	131,000	96,285
11.50% 12/1/16	215,000	132,225
#Murray Energy 144A 10.25% 10/15/15	270,000	264,600
Norcraft 10.50% 12/15/15	186,000	186,000
Nortek 8.50% 4/15/21	320,000	341,600
*#Peabody Energy 144A 6.25% 11/15/21	300,000	306,750
Ply Gem Industries 13.125% 7/15/14	155,000	161,975
=@PT Holdings 12.431% 8/27/13	32,655	14,858
Rio Tinto Finance USA 1.625% 8/21/17	10,000	10,016
Ryerson
•7.82% 11/1/14	166,000	154,380
12.00% 11/1/15	201,000	205,523
^Ryerson Holding 29.553% 2/1/15	465,000	237,150
#Sappi Papier Holding 144A 8.375% 6/15/19	405,000	427,781
#Taminco Global Chemical 144A 9.75% 3/31/20	580,000	614,800

Teck Resources
2.50% 2/1/18	5,000	5,038
3.00% 3/1/19	5,000	5,048
3.75% 2/1/23	5,000	4,921
Vale Overseas 4.375% 1/11/22	30,000	30,896
		10,229,800
Brokerage – 0.03%
Jefferies Group
6.25% 1/15/36	5,000	4,977
6.45% 6/8/27	5,000	5,113
Lazard Group 6.85% 6/15/17	34,000	38,390
		48,480
Capital Goods – 2.86%
#ADT 144A 3.50% 7/15/22	15,000	15,613
Anixter 10.00% 3/15/14	15,000	16,388
Berry Plastics
9.75% 1/15/21	217,000	241,413
*10.25% 3/1/16	160,000	165,600
#Consolidated Container 144A 10.125% 7/15/20	385,000	404,250
#DAE Aviation Holdings 144A 11.25% 8/1/15	294,000	304,290
Kratos Defense & Security Solutions 10.00% 6/1/17	275,000	294,250
*Manitowoc 9.50% 2/15/18	255,000	284,963
Mueller Water Products 7.375% 6/1/17	300,000	309,750
Reynolds Group Issuer
8.25% 2/15/21	125,000	123,438
9.00% 4/15/19	310,000	316,588
9.875% 8/15/19	775,000	823,437
#Sealed Air 144A
8.125% 9/15/19	70,000	78,225
8.375% 9/15/21	475,000	536,750
Thermo Fisher Scientific
1.85% 1/15/18	5,000	5,087
3.15% 1/15/23	10,000	10,288
TriMas 9.75% 12/15/17	168,000	188,160
#Votorantim Cimentos 144A 7.25% 4/5/41	1,118,000	1,201,849
		5,320,339
Communications – 4.05%
American Tower
4.70% 3/15/22	240,000	260,179
5.90% 11/1/21	30,000	34,989
CenturyLink 5.80% 3/15/22	210,000	225,286
#Clearwire Communications 144A
12.00% 12/1/15	309,000	305,910
14.75% 12/1/16	115,000	125,063
#Columbus International 144A 11.50% 11/20/14	270,000	295,650
Cricket Communications
7.75% 5/15/16	130,000	137,800
*7.75% 10/15/20	180,000	175,500
#Crown Castle Towers 144A 4.883% 8/15/20	30,000	33,232
#Digicel Group 144A
8.875% 1/15/15	115,000	117,013
9.125% 1/15/15	120,000	121,800
10.50% 4/15/18	330,000	359,699
DirecTV Holdings 3.80% 3/15/22	25,000	25,876
Frontier Communications 7.125% 3/15/19	120,000	127,200
Hughes Satellite Systems 7.625% 6/15/21	280,000	310,800
#Integra Telecom Holdings 144A 10.75% 4/15/16	225,000	231,188
Intelsat Bermuda
11.25% 2/4/17	570,000	600,637
PIK 11.50% 2/4/17	319,784	336,972
#Intelsat Jackson Holdings 144A 7.25% 10/15/20	75,000	81,188
Interpublic Group 4.00% 3/15/22	15,000	15,644
Level 3 Communications
*#144A 8.875% 6/1/19	190,000	194,513
11.875% 2/1/19	345,000	386,399

#Level 3 Financing 144A 7.00% 6/1/20	175,000	174,781
MetroPCS Wireless 6.625% 11/15/20	165,000	171,394
NII Capital 7.625% 4/1/21	150,000	116,625
PAETEC Holding 9.875% 12/1/18	195,000	221,813
Qwest 6.75% 12/1/21	10,000	11,819
Satmex Escrow
9.50% 5/15/17	145,000	150,800
#144A 9.50% 5/15/17	15,000	15,600
Sprint Capital 8.75% 3/15/32	178,000	180,670
Sprint Nextel
8.375% 8/15/17	475,000	524,874
9.125% 3/1/17	125,000	140,625
Telecom Italia Capital 5.25% 10/1/15	35,000	35,613
Telefonica Emisiones 5.462% 2/16/21	20,000	18,450
Time Warner Cable
4.50% 9/15/42	5,000	4,990
8.25% 4/1/19	20,000	26,730
#UPCB Finance VI 144A 6.875% 1/15/22	150,000	159,750
#VimpelCom Holdings 144A 7.504% 3/1/22	275,000	279,813
#Vivendi 144A
3.45% 1/12/18	5,000	5,002
6.625% 4/4/18	25,000	28,370
#Wind Acquisition Finance 144A
7.25% 2/15/18	320,000	296,000
11.75% 7/15/17	190,000	174,800
Windstream
7.50% 4/1/23	235,000	239,700
7.875% 11/1/17	55,000	60,088
		7,540,845
Consumer Cyclical – 3.08%
Burlington Coat Factory Warehouse 10.00% 2/15/19	325,000	351,813
CKE Restaurants 11.375% 7/15/18	175,000	202,344
Dave & Buster's 11.00% 6/1/18	330,000	369,600
^#Dave & Buster's Entertainment 144A 10.004% 2/15/16	510,000	372,300
DineEquity 9.50% 10/30/18	410,000	462,274
eBay
2.60% 7/15/22	10,000	10,122
4.00% 7/15/42	15,000	14,891
Express 8.75% 3/1/18	118,000	128,030
Historic TW 6.875% 6/15/18	25,000	31,473
#Landry's 144A 9.375% 5/1/20	315,000	334,688
Levi Strauss 7.625% 5/15/20	300,000	321,375
Lowe's 3.12% 4/15/22	15,000	15,674
Michaels Stores
11.375% 11/1/16	95,000	100,107
13.00% 11/1/16	109,000	115,677
#Pantry 144A 8.375% 8/1/20	405,000	419,680
#Party City Holdings 144A 8.875% 8/1/20	435,000	462,187
*Quiksilver 6.875% 4/15/15	250,000	240,000
#QVC 144A 5.125% 7/2/22	10,000	10,502
*Rite Aid 9.25% 3/15/20	385,000	397,512
Sealy Mattress
*8.25% 6/15/14	310,000	308,838
#144A 10.875% 4/15/16	10,000	10,888
Tops Holdings 10.125% 10/15/15	281,000	298,036
Toys R Us Property 8.50% 12/1/17	300,000	326,250
Western Union 3.65% 8/22/18	10,000	11,088
#Wok Acquisition 144A 10.25% 6/30/20	375,000	394,688
Wyndham Worldwide
4.25% 3/1/22	5,000	5,066
5.625% 3/1/21	10,000	11,003
5.75% 2/1/18	5,000	5,599
		5,731,705

Consumer Non-Cyclical – 1.28%
Amgen 5.375% 5/15/43	5,000	5,680
#Aristotle Holding 144A
2.65% 2/15/17	5,000	5,200
4.75% 11/15/21	5,000	5,778
Boston Scientific 6.00% 1/15/20	10,000	11,977
CareFusion 6.375% 8/1/19	65,000	78,193
Celgene
3.25% 8/15/22	5,000	5,035
3.95% 10/15/20	15,000	16,213
Constellation Brands
4.625% 3/1/23	190,000	194,275
6.00% 5/1/22	290,000	327,338
Covidien International Finance 4.20% 6/15/20	20,000	22,528
*Dean Foods 7.00% 6/1/16	219,000	233,509
Del Monte 7.625% 2/15/19	300,000	301,125
Energizer Holdings 4.70% 5/24/22	20,000	21,304
#Heineken 144A 3.40% 4/1/22	20,000	20,920
#JBS USA 144A 8.25% 2/1/20	290,000	278,400
Koninklijke Philips Electronics 3.75% 3/15/22	5,000	5,427
#Kraft Foods Group 144A
3.50% 6/6/22	20,000	21,227
5.00% 6/4/42	20,000	22,843
Kroger 3.40% 4/15/22	10,000	10,335
Laboratory Corp of America Holdings
2.20% 8/23/17	5,000	5,078
*3.75% 8/23/22	10,000	10,399
NBTY 9.00% 10/1/18	318,000	356,955
Quest Diagnostics 4.70% 4/1/21	5,000	5,643
*Safeway 4.75% 12/1/21	15,000	14,848
Smithfield Foods 6.625% 8/15/22	185,000	189,856
Tyson Foods 4.50% 6/15/22	10,000	10,150
Visant 10.00% 10/1/17	145,000	144,275
#Woolworths 144A 3.15% 4/12/16	20,000	20,990
Zimmer Holdings 4.625% 11/30/19	30,000	34,329
		2,379,830
Energy – 6.48%
American Petroleum Tankers Parent 10.25% 5/1/15	304,000	319,960
AmeriGas Finance 7.00% 5/20/22	300,000	321,000
Antero Resources Finance 9.375% 12/1/17	266,000	294,595
Calumet Specialty Products Partners 9.375% 5/1/19	455,000	480,024
Cenovus Energy 4.45% 9/15/42	10,000	10,265
Chaparral Energy 8.25% 9/1/21	335,000	366,825
Chesapeake Energy
6.125% 2/15/21	55,000	54,863
*6.625% 8/15/20	335,000	345,888
Comstock Resources 7.75% 4/1/19	165,000	163,350
Copano Energy
7.125% 4/1/21	65,000	68,250
7.75% 6/1/18	199,000	209,945
Crosstex Energy
#144A 7.125% 6/1/22	135,000	134,663
8.875% 2/15/18	210,000	224,569
#Helix Energy Solutions 144A 9.50% 1/15/16	79,000	82,654
#Hercules Offshore 144A 10.50% 10/15/17	547,000	568,879
#Hilcorp Energy I 144A 8.00% 2/15/20	271,000	301,488
Holly 9.875% 6/15/17	206,000	227,115
#Holly Energy Partners 144A 6.50% 3/1/20	85,000	89,038
#Key Energy Services 144A 6.75% 3/1/21	450,000	457,874
#Kodiak Oil & Gas 144A 8.125% 12/1/19	430,000	457,413

Laredo Petroleum
7.375% 5/1/22	75,000	81,000
9.50% 2/15/19	325,000	370,500
Linn Energy
#144A 6.50% 5/15/19	60,000	60,000
8.625% 4/15/20	241,000	261,485
MarkWest Energy Partners 6.50% 8/15/21	270,000	290,925
Oasis Petroleum 7.25% 2/1/19	235,000	249,100
Offshore Group Investments
11.50% 8/1/15	240,000	266,400
#144A 11.50% 8/1/15	40,000	44,400
Pemex Project Funding Master Trust 6.625% 6/15/35	1,000,000	1,247,499
Petrobras International Finance
3.875% 1/27/16	10,000	10,549
5.375% 1/27/21	39,000	43,595
#Petroleos Mexicanos 144A 6.50% 6/2/41	512,000	634,879
Petroleum Development 12.00% 2/15/18	177,000	191,160
Pioneer Drilling 9.875% 3/15/18	361,000	392,588
Pride International 6.875% 8/15/20	20,000	25,299
*Quicksilver Resources 9.125% 8/15/19	165,000	147,675
Range Resources 5.00% 8/15/22	300,000	312,750
Regency Energy Partners 6.875% 12/1/18	200,000	217,000
#Samson Investment 144A 9.75% 2/15/20	440,000	453,750
SandRidge Energy
7.50% 3/15/21	155,000	157,713
#144A 8.125% 10/15/22	150,000	156,938
8.75% 1/15/20	10,000	10,700
#Schlumberger Investment 144A 2.40% 8/1/22	15,000	14,964
SESI 7.125% 12/15/21	285,000	318,488
#Sinopec Group Overseas Development 144A 2.75% 5/17/17	300,000	312,345
#Suburban Propane Partners 144A 7.375% 8/1/21	21,000	22,260
Talisman Energy 5.50% 5/15/42	20,000	22,060
*TNK-BP Finance 7.875% 3/13/18	400,000	479,999
Transocean
5.05% 12/15/16	20,000	22,174
6.375% 12/15/21	5,000	6,034
Weatherford Bermuda
4.50% 4/15/22	15,000	15,419
9.625% 3/1/19	15,000	19,641
#Woodside Finance 144A
8.125% 3/1/14	15,000	16,403
8.75% 3/1/19	15,000	19,542
		12,073,892
Financials – 1.22%
E Trade Financial PIK 12.50% 11/30/17	257,000	294,586
General Electric Capital
2.30% 4/27/17	5,000	5,167
6.00% 8/7/19	95,000	115,486
•#ILFC E-Capital Trust I 144A 4.28% 12/21/65	590,000	392,350
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	455,000	348,075
International Lease Finance
5.875% 4/1/19	330,000	341,921
6.25% 5/15/19	12,000	12,600
8.75% 3/15/17	20,000	23,250
#Neuberger Berman Group 144A
5.625% 3/15/20	55,000	58,438
5.875% 3/15/22	115,000	122,763
Nuveen Investments 10.50% 11/15/15	555,000	567,487
		2,282,123
Healthcare – 2.75%
Alere 9.00% 5/15/16	255,000	265,200
#AMGH Merger Sub 144A 9.25% 11/1/18	285,000	309,938

Community Health Systems
7.125% 7/15/20	290,000	304,138
8.00% 11/15/19	265,000	287,525
DaVita 6.625% 11/1/20	300,000	321,749
#Fresenius Medical Care US Finance II 144A 5.875% 1/31/22	300,000	319,500
HCA 5.875% 3/15/22	310,000	331,312
HCA Holdings 7.75% 5/15/21	275,000	300,438
HealthSouth 7.75% 9/15/22	60,000	65,850
#Hologic 144A 6.25% 8/1/20	390,000	414,862
#Kinetic Concepts 144A
10.50% 11/1/18	250,000	255,625
12.50% 11/1/19	215,000	197,263
LVB Acquisition 11.625% 10/15/17	289,000	310,314
#Multiplan 144A 9.875% 9/1/18	428,000	472,939
Radnet Management 10.375% 4/1/18	209,000	211,613
#STHI Holding 144A 8.00% 3/15/18	275,000	294,250
Tenet Healthcare 6.25% 11/1/18	300,000	327,187
#Truven Health Analytics 144A 10.625% 6/1/20	125,000	134,063
		5,123,766
Industrials – 0.03%
Yale University 2.90% 10/15/14	45,000	47,358
		47,358
Insurance – 1.24%
Alleghany 4.95% 6/27/22	10,000	10,724
American International Group
4.875% 6/1/22	5,000	5,461
•8.175% 5/15/58	435,000	521,455
•Chubb 6.375% 3/29/67	15,000	15,956
Coventry Health Care 5.45% 6/15/21	10,000	11,762
#Highmark 144A
4.75% 5/15/21	5,000	5,185
6.125% 5/15/41	5,000	5,341
•ING Groep 5.775% 12/29/49	725,000	645,249
#ING US 144A 5.50% 7/15/22	5,000	5,158
#Liberty Mutual Group 144A
4.95% 5/1/22	10,000	10,479
6.50% 5/1/42	10,000	10,891
•7.00% 3/15/37	465,000	438,263
MetLife 6.40% 12/15/36	100,000	106,840
Prudential Financial 3.875% 1/14/15	35,000	37,136
Wellpoint 3.125% 5/15/22	5,000	4,991
•XL Group 6.50% 12/31/49	510,000	467,288
		2,302,179
Media – 3.09%
Affinion Group 7.875% 12/15/18	407,000	293,040
AMC Networks 7.75% 7/15/21	205,000	233,188
*Cablevision Systems 8.00% 4/15/20	264,000	293,700
CCO Holdings
5.25% 9/30/22	385,000	383,075
7.00% 1/15/19	25,000	27,313
8.125% 4/30/20	141,000	159,330
Clear Channel Communications 9.00% 3/1/21	655,000	564,937
Clear Channel Worldwide Holdings 7.625% 3/15/20	275,000	267,225
#CSC Holdings 144A 6.75% 11/15/21	170,000	184,450
DISH DBS
#144A 5.875% 7/15/22	215,000	217,688
7.875% 9/1/19	200,000	230,750
Entravision Communications 8.75% 8/1/17	357,000	384,667
MDC Partners 11.00% 11/1/16	387,000	420,862
#Nara Cable Funding 144A 8.875% 12/1/18	400,000	362,000
Nexstar Broadcasting 8.875% 4/15/17	240,000	259,200
#Ono Finance II 144A 10.875% 7/15/19	390,000	313,950

#Univision Communications 144A 8.50% 5/15/21	755,000	768,212
#UPC Holding 144A 9.875% 4/15/18	245,000	276,238
Videotron 9.125% 4/15/18	15,000	16,425
Virgin Media Finance 8.375% 10/15/19	120,000	136,200
		5,763,650
Natural Gas – 0.12%
El Paso Pipeline Partners Operating 6.50% 4/1/20	15,000	17,758
•Enbridge Energy Partners 8.05% 10/1/37	25,000	27,967
Energy Transfer Partners 9.70% 3/15/19	7,000	9,053
Enterprise Products Operating
4.45% 2/15/43	5,000	4,941
•7.034% 1/15/68	35,000	39,244
9.75% 1/31/14	5,000	5,601
Kinder Morgan Energy Partners
3.45% 2/15/23	10,000	10,254
9.00% 2/1/19	20,000	26,412
Plains All American Pipeline 8.75% 5/1/19	10,000	13,417
•TransCanada Pipelines 6.35% 5/15/67	30,000	31,929
Williams Partners
3.35% 8/15/22	15,000	15,271
7.25% 2/1/17	20,000	24,252
		226,099
Real Estate – 0.29%
Alexandria Real Estate Equities 4.60% 4/1/22	15,000	15,830
Boston Properties 3.85% 2/1/23	10,000	10,483
Brandywine Operating Partnership 4.95% 4/15/18	15,000	15,855
BRE Properties 3.375% 1/15/23	10,000	9,984
Developers Diversified Realty
4.75% 4/15/18	5,000	5,365
7.50% 4/1/17	5,000	5,858
7.875% 9/1/20	20,000	24,810
Digital Realty Trust
5.25% 3/15/21	20,000	22,115
5.875% 2/1/20	10,000	11,371
Host Hotels & Resorts
*4.75% 3/1/23	20,000	20,600
#144A 5.25% 3/15/22	300,000	322,124
Liberty Property 4.125% 6/15/22	5,000	5,195
Mack-Cali Realty 4.50% 4/18/22	10,000	10,613
National Retail Properties 3.80% 10/15/22	5,000	5,087
Regency Centers 5.875% 6/15/17	20,000	23,009
UDR 4.625% 1/10/22	15,000	16,505
#WEA Finance 144A 4.625% 5/10/21	20,000	21,769
		546,573
Services – 4.44%
Ameristar Casinos 7.50% 4/15/21	285,000	307,088
ARAMARK 8.50% 2/1/15	173,000	177,543
#Caesars Operating Entertainment 144A 8.50% 2/15/20	380,000	375,724
Cardtronics 8.25% 9/1/18	104,000	115,960
#Carlson Wagonlit 144A 6.875% 6/15/19	290,000	303,050
Casella Waste Systems 7.75% 2/15/19	310,000	308,450
CityCenter Holdings 10.75% 1/15/17	200,000	213,000
*#Delta Air Lines 144A 12.25% 3/15/15	228,000	249,090
#Equinox Holdings 144A 9.50% 2/1/16	261,000	278,618
#H&E Equipment Services 144A 7.00% 9/1/22	335,000	348,400
Iron Mountain 8.375% 8/15/21	140,000	155,400
Kansas City Southern de Mexico
6.125% 6/15/21	60,000	67,500
8.00% 2/1/18	227,000	255,375
M/I Homes 8.625% 11/15/18	486,000	519,412
Meritage Homes 7.00% 4/1/22	60,000	63,300

MGM Resorts International
7.75% 3/15/22	180,000	182,250
*11.375% 3/1/18	643,000	744,272
*Monitronics International 9.125% 4/1/20	140,000	143,500
NCL 9.50% 11/15/18	55,000	60,775
PHH
7.375% 9/1/19	205,000	212,688
9.25% 3/1/16	196,000	217,070
*Pinnacle Entertainment
7.75% 4/1/22	125,000	135,000
8.75% 5/15/20	58,000	63,945
RSC Equipment Rental 8.25% 2/1/21	255,000	280,500
Seven Seas Cruises 9.125% 5/15/19	305,000	318,725
Standard Pacific 10.75% 9/15/16	134,000	162,475
*Swift Services Holdings 10.00% 11/15/18	110,000	121,275
#Taylor Morrison Communities 144A 7.75% 4/15/20	385,000	409,063
#United Air Lines 144A 12.00% 11/1/13	352,000	365,199
UR Merger Sub
#144A 5.75% 7/15/18	55,000	58,300
#144A 7.625% 4/15/22	85,000	92,013
9.25% 12/15/19	275,000	310,750
10.25% 11/15/19	25,000	28,438
West 7.875% 1/15/19	300,000	298,500
Wynn Las Vegas 7.75% 8/15/20	300,000	336,750
		8,279,398
Technology – 3.59%
Advanced Micro Devices
#144A 7.50% 8/15/22	110,000	108,900
7.75% 8/1/20	440,000	451,000
Aspect Software 10.625% 5/15/17	234,000	244,530
Avaya
*9.75% 11/1/15	45,000	39,263
PIK 10.125% 11/1/15	355,000	310,625
*#Bombardier 144A 5.75% 3/15/22	305,000	310,338
#Broadcom 144A 2.50% 8/15/22	10,000	10,011
CDW
8.50% 4/1/19	225,000	247,500
12.535% 10/12/17	215,000	231,663
Fidelity National Information Services 5.00% 3/15/22	300,000	313,500
First Data 11.25% 3/31/16	980,000	945,699
GXS Worldwide 9.75% 6/15/15	302,000	313,325
*iGate 9.00% 5/1/16	290,000	315,375
#j2 Global 144A 8.00% 8/1/20	585,000	590,849
Kemet 10.50% 5/1/18	360,000	362,250
#Lawson Software 144A 9.375% 4/1/19	445,000	483,938
#Legend Acquisition Sub 144A 10.75% 8/15/20	310,000	307,675
MagnaChip Semiconductor 10.50% 4/15/18	276,000	309,120
*Motorola Solutions 3.75% 5/15/22	20,000	20,562
National Semiconductor 6.60% 6/15/17	20,000	24,985
#Nuance Communications 144A 5.375% 8/15/20	75,000	77,063
#Seagate Technology International 144A 10.00% 5/1/14	10,000	11,075
Symantec 4.20% 9/15/20	5,000	5,212
Tyco Electronics Group 3.50% 2/3/22	10,000	10,277
#Viasystems 144A 7.875% 5/1/19	290,000	285,650
Xerox 6.35% 5/15/18	10,000	11,723
#Zayo Group 144A 10.125% 7/1/20	320,000	344,800
		6,686,908
Transportation – 0.05%
#Brambles USA 144A
3.95% 4/1/15	15,000	15,703
5.35% 4/1/20	15,000	16,930
Burlington Northern Santa Fe
3.05% 9/1/22	5,000	5,168
5.65% 5/1/17	5,000	5,964

#ERAC USA Finance 144A 5.25% 10/1/20	35,000	39,967
#Penske Truck Leasing 144A 4.875% 7/11/22	15,000	15,032
		98,764
Utilities – 0.92%
AES
7.375% 7/1/21	135,000	155,250
8.00% 6/1/20	64,000	74,880
Ameren Illinois 9.75% 11/15/18	45,000	62,628
#American Transmission Systems 144A 5.25% 1/15/22	25,000	29,034
#Calpine 144A 7.50% 2/15/21	175,000	195,125
CenterPoint Energy 5.95% 2/1/17	13,000	15,177
CMS Energy
4.25% 9/30/15	10,000	10,626
6.25% 2/1/20	5,000	5,770
Commonwealth Edison 5.80% 3/15/18	5,000	6,124
Elwood Energy 8.159% 7/5/26	193,593	196,013
*GenOn Energy 9.875% 10/15/20	215,000	236,769
Great Plains Energy 5.292% 6/15/22	15,000	16,764
•Integrys Energy Group 6.11% 12/1/66	10,000	10,422
Ipalco Enterprises 5.00% 5/1/18	10,000	10,475
LG&E and KU Energy 4.375% 10/1/21	20,000	21,727
*Mirant Americas 8.50% 10/1/21	100,000	106,000
Nisource Finance 5.80% 2/1/42	5,000	5,961
NRG Energy 7.875% 5/15/21	155,000	166,625
Pacificorp 2.95% 2/1/22	10,000	10,584
Pennsylvania Electric 5.20% 4/1/20	25,000	28,360
PPL Capital Funding
4.20% 6/15/22	5,000	5,293
•6.70% 3/30/67	25,000	25,681
PPL Electric Utilities 3.00% 9/15/21	10,000	10,688
Public Service Oklahoma 5.15% 12/1/19	30,000	34,871
Puget Energy 6.00% 9/1/21	5,000	5,513
•Puget Sound Energy 6.974% 6/1/67	210,000	223,948
SCANA 4.125% 2/1/22	15,000	15,457
•Wisconsin Energy 6.25% 5/15/67	20,000	21,197
		1,706,962
Total Corporate Bonds (cost $77,078,002)		80,498,821

Non-Agency Asset-Backed Securities – 0.12%
Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	100,000	87,392
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20	100,000	122,129
World Financial Network Credit Card Master Trust Series 2012-B A 1.76% 5/17/21	10,000	10,054
Total Non-Agency Asset-Backed Securities (cost $196,821)		219,575

Non-Agency Collateralized Mortgage Obligations – 0.09%
Citicorp Mortgage Securities
Series 2006-4 3A1 5.50% 8/25/21	6,259	6,450
Series 2007-1 2A1 5.50% 1/25/22	27,957	28,129
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 4.91% 1/25/36	108,421	94,418
•MASTR ARM Trust Series 2006-2 4A1 4.019% 2/25/36	40,248	37,244
Total Non-Agency Collateralized Mortgage Obligations (cost $179,358)		166,241

«Senior Secured Loans – 1.32%
Brock Holdings III 10.00% 2/15/18	100,000	99,500
@Cequel Communications Holdings 9.00% 7/24/13	315,000	313,819
Dynegy Power Tranche 1st Lien 9.25% 8/5/16	138,950	146,196
Equipower Resources Holdings Tranche 2nd Lien 10.00% 5/23/19	150,000	152,501
@Par Pharmaceutical 9.00% 8/2/13	580,000	579,999
PQ 6.74% 7/30/15	310,000	295,748
SUPERVALU Tranche B 8.00% 8/1/18	175,000	175,364
WideOpenWest Finance Tranche 1st Lien 6.25% 7/17/18	245,000	245,537
Wolverine World Wide 5.75% 5/1/13	445,000	444,999
Total Senior Secured Loans (cost $2,414,177)		2,453,663

ΔSovereign Bonds – 9.09%
Brazil – 3.22%
Brazil Government International 5.625% 1/7/41		857,000	1,111,958
Brazil Notas do Tesouro Nacional Serie F 10.00% 1/1/17	BRL	9,600,000	4,895,914
			6,007,872
Chile – 0.40%
Chile Government International 5.50% 8/5/20	CLP	330,000,000	738,647
			738,647
Indonesia – 3.55%
Indonesia Government International 6.625% 2/17/37	USD	1,350,000	1,758,375
Indonesia Treasury Bonds
7.00% 5/15/27	IDR	33,900,000,000	3,695,373
11.00% 11/15/20	IDR	8,504,000,000	1,163,203
			6,616,951
Mexico – 1.05%
Mexican Bonos
6.00% 6/18/15	MXN	5,735,000	448,381
7.50% 6/3/27	MXN	742,200	64,802
8.00% 12/17/15	MXN	2,454,000	203,462
8.50% 5/31/29	MXN	12,990,300	1,232,505
			1,949,150
Panama – 0.54%
Panama Government International 6.70% 1/26/36	USD	700,000	1,001,700
			1,001,700
Poland – 0.33%
Poland Government 5.75% 10/25/21	PLN	1,942,000	625,932
			625,932
Total Sovereign Bonds (cost $16,834,175)			16,940,252

U.S. Treasury Obligations – 0.47%
U.S. Treasury Bonds
3.00% 5/15/42	USD	15,000	16,022
3.125% 2/15/42		30,000	32,850
*U.S. Treasury Notes
0.50% 7/31/17		340,000	338,645
1.625% 8/15/22		480,000	482,851
Total U.S. Treasury Obligations (cost $865,173)			870,368

Leveraged Non-Recourse Security – 0.00%
t@#JPMorgan Fixed Income Pass Through Trust Series 2007-B 144A 0.00% 1/15/87		500,000	0
Total Leveraged Non-Recourse Security (cost $425,000)			0

		Number of
		Shares
Limited Partnership – 0.03%
Brookfield Infrastructure Partners		1,600	54,688
Total Limited Partnership (cost $30,407)			54,688

Residual Interest Trust Certificates – 0.00%
=t@#Freddie Mac Auction Pass Through Trust Series 2007-6 144A		150,000	0
Total Residual Interest Trust Certificates (cost $163,257)			0

Preferred Stock – 0.53%
Alabama Power 5.625%		410	10,496
#Ally Financial 144A 7.00%		400	364,262
BB&T 5.85%		225	5,947
Freddie Mac 6.02%		34,000	22,865
•GMAC Capital Trust I 8.125%		12,000	297,840
•PNC Financial Services Group 8.25%		10,000	10,319
*ProLogis 6.75%		7,050	179,846
=PT Holdings		20	0
Vornado Realty 6.625%		3,700	94,831
Total Preferred Stock (cost $1,643,591)			986,406

Warrants – 0.00%
=Nieuwe Steen		100	0
=∏@PT Holdings		20	0
Total Warrants (cost $480)			0

		Principal
		Amount°
Short-Term Investments – 4.25%
≠Discount Notes – 1.11%
Federal Home Loan Bank
0.11% 9/5/12	USD	302,549	302,549
0.115% 9/21/12		571,102	571,088
0.12% 9/28/12		1,188,225	1,188,186
			2,061,823
Repurchase Agreements – 2.60%
Bank of America 0.18%, dated 8/31/12, to be
repurchased on 9/4/12, repurchase price $2,099,459
(collateralized by U.S. Government obligations 0.00%-5.250%
8/22/13-5/15/42; market value $2,141,405)		2,099,417	2,099,417

BNP Paribas 0.18%, dated 8/31/12, to be
repurchased on 9/4/12, repurchase price $2,745,877
(collateralized by U.S. Government obligations 0.25%-2.00%
8/31/14-2/15/22; market value $2,800,738)		2,745,822	2,745,822
			4,845,239
≠U.S. Treasury Obligations – 0.54%
U.S. Treasury Bills
0.092% 9/20/12		538,040	538,020
0.106% 9/6/12		470,772	470,770
			1,008,790
Total Short-Term Investments (cost $7,915,747)			7,915,852

Total Value of Securities Before Securities Lending Collateral – 136.06%
(cost $244,623,520)			253,478,719

		Number of
		Shares
**Securities Lending Collateral – 5.51%
Investment Companies
Delaware Investments Collateral Fund No.1		10,266,617	10,266,617
@†Mellon GSL Reinvestment Trust II		385,685	0
Total Securities Lending Collateral (cost $10,652,302)			10,266,617
Total Value of Securities – 141.57%
(cost $255,275,822)			263,745,336 ©

		Number of
		Contracts
Options Written – (0.05%)
Call Options – (0.05%)
Conoco Phillips, strike price $57.50, expires 9/22/12 (MSC)		(90)	(5,400)
iPATH S&P 500 VIX Short-Term Futures,
strike price $11.00, expires 9/22/12 (MSC)		(500)	(52,000)
strike price $12.00, expires 9/22/12 (MSC)		(500)	(30,500)
Total Options Written (premium received ($122,568))			(87,900)

**Obligation to Return Securities Lending Collateral – (5.72%)			(10,652,302)
Borrowing Under Line of Credit – (35.28%)			(65,725,000)
Other Liabilities Net of Receivables and Other Assets – (0.52%)			(979,311)«
Net Assets Applicable to 15,863,616 Shares Outstanding – 100.00%			$186,300,823

❖Securities have been classified by type of business.
†Non income producing security.
*Fully or partially on loan.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At August 31, 2012, the aggregate value of fair valued securities was $14,859, which represented 0.01% of the Fund’s net assets. See Note 1 in "Notes."
∏Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At August 31, 2012, the aggregate value of the restricted securities was $255,705, which represents 0.14% of the Fund's net assets.
°Principal amount shown is stated in the currency in which each security is denominated.
•Variable rate security. The rate shown is the rate as of August 31, 2012. Interest rates reset periodically.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2012, the aggregate value of Rule 144A securities was $35,194,895, which represented 18.89% of the Fund’s net assets. See Note 6 in "Notes."
tPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at August 31, 2012.
@Illiquid security. At August 31, 2012, the aggregate value of illiquid securities was $908,676, which represented 0.49% of the Fund’s net assets. See Note 6 in “Notes."
^Zero coupon security. The rate shown is the yield at the time of purchase.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at August 31, 2012.
ΔSecurities have been classified by country of origin.
≠The rate shown is the effective yield at time of purchase.
**See Note 5 in “Notes” for additional information on securities lending collateral and non-cash collateral.
©Includes $11,048,783 of securities loaned.
«Includes foreign currency valued at $51,224 with a cost of $52,048.

The following swap contracts were outstanding at August 31, 2012:1

Swap Contracts
CDS Contracts

						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
BAML	Financials 17.1 5 yr CDS	EUR	80,000	5.00%	6/20/17	$4,622
	ITRAXX Europe Subordinate
BCLY	Financials 17.1 5 yr CDS	EUR	95,000	5.00%	6/20/17	5,461
Total						$10,083

The use of swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes."

Summary of Abbreviations:
ADR – American Depositary Receipt
ARM – Adjustable Rate Mortgage
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
BRL– Brazilian Real
CDS – Credit Default Swap
CLP – Chilean Peso
EUR – European Monetary Unit
FDR – Fiduciary Depositary Receipt
GNMA – Government National Mortgage Association
IDR – Indonesian Rupiah
MSC – Morgan Stanley Capital
MXN – Mexican Peso
PIK – Pay-in-kind
PLN – Polish Zloty
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
USD – United States Dollar
yr – Year

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Enhanced Global Dividend and Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued using the evaluated mean from a pricing vendor, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2008–November 30, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Distributions – The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after November 30, 2011. The actual determination of the source of the Fund’s distributions can be made only at year-end.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on August 31, 2012.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2. Investments
At August 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At August 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$256,644,980
Aggregate unrealized appreciation	$21,119,578
Aggregate unrealized depreciation	(14,107,122)
Net unrealized appreciation	$7,012,456

For federal income tax purposes, at November 30, 2011, capital loss carryforwards of $59,635,497 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $3,377,704 expires in 2015, $34,009,571 expires in 2016, and $22,248,222 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-
Backed Securities	$-	$3,500,247	$-	$3,500,247
Common Stock	110,209,279	-	1	110,209,280
Corporate Debt	1,689,090	110,146,678	14,858	111,850,626
Exchange-Traded Fund	1,151,000	-	-	1,151,000
Foreign Debt	-	16,940,252	-	16,940,252
U.S. Treasury Obligations	-	870,368	-	870,368
Other	643,647	397,447	-	1,041,094
Short-Term Investments	-	7,915,852	-	7,915,852
Securities Lending Collateral	-	10,266,617	-	10,266,617
Total	$113,605,116	$150,037,461	$14,859	$263,657,436

Swap Contracts	$-	$10,083	$-	$10,083
Options Written	(87,900)	-	-	(87,900)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets.

During the period ended August 31, 2012, there were transfers between levels that had a material impact to the Fund. $700,000 transferred from Level 3 investments to Level 2 investments as a result of utilizing a price with an observable input from a vendor which had been utilizing a price with an unobservable input. $34,961,811 transferred from Level 2 investments into Level 1 investments as a result of the Fund utilizing international fair value pricing during the period. International fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined that additional disclosure is not required under ASU No. 2011-04 since the Level 3 investments are not considered material to the Fund's net assets at the end of the period.

3. Line of Credit
For the period ended August 31, 2012, the Fund borrowed money pursuant to a $67,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on June 26, 2013. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At August 31, 2012, the Fund had two loans outstanding under the Credit Agreement. The par value of one loan outstanding was $40,000,000 at variable rate of 2.00%. The par value of the other loan outstanding was $25,725,000 at a variable interest rate of 1.14%. During the period ended August 31, 2012, the average daily balance of loans outstanding was $59,288,636 at weighted average interest rate of approximately 1.34%.

Interest on borrowing is based on variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.20% per annum on the used balance. The loan is collateralized by the Fund’s portfolio.

4. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. No foreign currency exchange contracts were outstanding at August 31, 2012.

Options Contracts – During the period ended August 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the period ended August 31, 2012 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at November 30, 2011	120	$2,241
Options written	1,590	220,476
Options expired	(120)	(2,241)
Options terminated in closing sales transactions	(500)	(97,908)
Options outstanding at August 31, 2012	1,090	$122,568

Swap Contracts – The Fund enters into CDS contracts in the normal course of pursuing its investment objective. The Fund enters into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended August 31, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there are generally no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At August 31, 2012, the value of securities on loan was $11,048,783, for which the Fund received collateral, comprised of non-cash collateral valued at $816,313 and cash collateral of $10,652,302. At August 31, 2012, the value of invested collateral was $10,266,617. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

6. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2012. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to August 31, 2012 that would require recognition or disclosure in the Fund's schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: